Exhibit 10.13

ASSIGNMENT AND ASSUMPTION AGREEMENT

     Assignment and Assumption Agreement dated as of this 28th day of October, 2003, by and among ALLIED CAPITAL CORPORATION, a Maryland corporation (“Buyer”), J.H. WHITNEY MEZZANINE FUND, L.P., (“JWF”) and J.H. WHITNEY MEZZANINE DEBT FUND, and together with JWF, the “Sellers”). Buyer and Sellers are referred to collectively herein as the “Parties”.

     WHEREAS, Buyer and Sellers have entered into an Securities Purchase Agreement dated as of October 28, 2003 (the “Securities Purchase Agreement”):

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the Parties, the Parties hereby agree as follows:

     All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Securities Purchase Agreement.

     Subject to the terms and conditions of the Securities Purchase Agreement, Sellers hereby assign to Buyer as of the date hereof, the Investment Documents. Subject to the terms and conditions of the Securities Purchase Agreement, Buyer hereby assumes and becomes responsible for the liabilities, obligations and responsibilities of the Sellers under the Securities and the Investment Documents.

     This Assignment and Assumption Agreement is being delivered in connection with the Securities Purchase Agreement and is subject to the terms of the Securities Purchase Agreement.

     This Assignment and Assumption Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one agreement.

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     IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute this Assignment and Assumption Agreement as of the date first written above.

BUYER:

ALLIED CAPITAL CORPORATION

By /s/ G. Cabell Williams, III
Name: G. Cabell Williams, III
Title: Managing Director

SELLERS:

J.H. WHITNEY MEZZANINE FUND, L.P.
By: Whitney GP, L.L.C., its general partner

By: /s/ Daniel J. O’Brien
Name: Daniel J. O’Brien
Title: Managing Member

J.H. WHITNEY MEZZANINE DEBT FUND, L.P.
By: Whitney GP, L.L.C., its general partner

By: /s/ Daniel J. O’Brien
Name: Daniel J. O’Brien
Title: Managing Member